UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2024

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 24, 2024, Canopy Growth Corporation (“Canopy Growth”) held its 2024 Annual General Meeting of Shareholders (the “Annual Meeting”). A total of 84,856,023 common shares were entitled to vote as of July 31, 2024, the record date for the Annual Meeting. There were 29,264,110 common shares represented at the Annual Meeting, at which Canopy Growth’s shareholders were asked to vote on three proposals, each of which is described in more detail in Canopy Growth’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on August 1, 2024 (the “Proxy Statement”). Set forth below are the matters acted upon by Canopy Growth’s shareholders, and the final voting results of each such proposal.

Proposal No. 1: Election of Director Nominees.

Votes regarding the election of the five director nominees were as follows:

Director Name	Votes For	Votes Against	Broker Non-Votes
David Klein	9,745,593	1,403,191	18,115,326
Willy Kruh	9,948,323	1,200,462	18,115,326
David Lazzarato	9,738,205	1,410,480	18,115,326
Luc Mongeau	9,909,034	1,239,161	18,115,326
Theresa Yanofsky	9,728,713	1,420,071	18,115,326

Based on the votes set forth above, Canopy Growth’s shareholders elected each of the five nominees set forth above to serve as a director of Canopy Growth until the next annual general meeting of shareholders or until his or her successor is duly elected or appointed.

Proposal No. 2: PKFOD Appointment.

The proposal to appoint PKF O’Connor Davies, LLP, Certified Public Accountants (“PKFOD”), as Canopy Growth’s auditor and independent registered public accounting firm for the fiscal year ending March 31, 2025 and to authorize the board of directors of Canopy Growth or any responsible committee thereof to fix their remuneration received the following votes:

Votes For	Votes Withheld	Broker Non-Votes
27,986,678	1,277,432	—

Based on the votes set forth above, Canopy Growth’s shareholders approved the proposal to appoint PKFOD.

Proposal No. 3: Advisory, Non-Binding Vote on Compensation of Canopy Growth’s Named Executive Officers.

The advisory (non-binding) vote on the compensation of Canopy Growth’s named executive officers (the “NEOs”), as set forth in the Proxy Statement, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,858,257	2,030,877	259,640	18,115,326

Based on the votes set forth above, Canopy Growth’s shareholders approved, on an advisory basis, the compensation of the NEOs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong
Chief Financial Officer

Date: September 25, 2024